SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                October 17, 2005
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                          0-21527                   06-1276882
-------------------------        --------------------        -------------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          ----------------------------
                    (Address of principal executive offices,
                              including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 8.01. Other Events

On October 18, 2005, Vertrue Incorporated (the "Company") issued a press release, a copy of which is attached as exhibit 99.1 incorporated herein by reference in its entirety, announcing that the U.S. Supreme Court declined to review the Connecticut Supreme Court's May 10, 2005 decision against the Company to uphold an arbitration panel's award of $5.5 million in punitive damages and costs to MedValUSA Health Programs, Inc. For additional information about the MedValUSA Health Programs, Inc. arbitration, refer to Item 3 - Legal Proceedings in the Company's Annual Report on Form 10-K for the year ended June 30, 2005.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:

     99.1    Press release dated October 18, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                VERTRUE INCORPORATED
                                (Registrant)


Date:  October 18, 2005
                                By: /s/ Gary A. Johnson
                                    -----------------------------------
                                    NAME: Gary A. Johnson
                                    TITLE: President and Chief Executive Officer

                                INDEX TO EXHIBITS


No.      Description
---      -----------
99.1     Press release dated October 18, 2005.